UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

CACI International Inc

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31400	54-1345888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12021 Sunset Hills Road Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 841-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CACI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01 — Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors of CACI International Inc (the “Company”) conducted a competitive review of independent registered public accounting firms to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2023. The Committee invited several independent registered public accounting firms to participate in this process, including the Company’s current independent registered public accounting firm. After assessing proposals from the independent registered public accounting firms that participated in the process, on June 27, 2022, the Committee recommended that the Board of Directors approve the engagement of PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023, subject to the execution of an engagement letter and completion of PwC’s standard client acceptance procedures to ensure their independence. The Board of Directors approved the Committee’s recommendation on June 27, 2022.

Ernst & Young LLP (“EY”), the Company’s current independent registered public accounting firm, will continue as the Company’s independent registered public accounting firm until the Company files its Annual Report on Form 10-K with the Securities and Exchange Commission for the fiscal year ending June 30, 2022.

The audit reports of EY on the Company’s consolidated financial statements as of and for the years ended June 30, 2021 and June 30, 2020 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended June 30, 2021 and June 30, 2020, as well as the subsequent interim periods, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

During the fiscal years ended June 30, 2021 and June 30, 2020, as well as the subsequent interim periods, neither the Company nor anyone on the Company’s behalf consulted PwC regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company provided EY with a copy of the disclosure contained in this section of this Current Report on Form 8-K and requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects to which it does not agree. A copy of EY’s letter dated June 30, 2022 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statement and Exhibits.

Exhibit Number	Description
16.1	Ernst & Young LLP letter to the U.S. Securities and Exchange Commission dated June 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CACI International Inc

Date: June 30, 2022	By:	/s/ J. William Koegel, Jr.
J. William Koegel, Jr.
Executive Vice President, General Counsel and Secretary